        -  -

THE COMPENSATION OPTIONS AND RIGHTS EVIDENCED HEREBY ARE NOT TRANSFERABLE.  THE SECURITIES ISSUABLE UPON EXERCISE HEREOF ARE SECURITIES OF A UNITED STATES DOMESTIC ISSUER AND HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”).  THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE CORPORATION THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (C) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH REGULATION S (RULE 901 THROUGH RULE 905, AND PRELIMINARY NOTES) UNDER THE SECURITIES ACT.  THE COMPENSATION OPTIONS AND RIGHTS EVIDENCED HEREBY MAY NOT BE EXERCISED BY OR ON BEHALF OF ANY U.S. PERSON UNLESS REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.  AS USED HEREIN, THE TERMS “UNITED STATES” AND “U.S. PERSON” HAVE THE MEANINGS ASCRIBED TO THEM IN REGULATION S UNDER THE SECURITIES ACT.  HEDGING TRANSACTIONS INVOLVING SUCH SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

COMPENSATION OPTIONS
TO PURCHASE UNITS OF
GEOGLOBAL RESOURCES INC.
(incorporated under the laws of the state of Delaware)

THIS CERTIFIES that, for value received, JONES, GABLE & COMPANY LIMITED, 110 Yonge Street, Suite 600, Toronto, Ontario  M5C 1T6, is the registered holder (the “holder”) of 170,400 compensation options (each, a “Compensation Option” and, collectively, the “Compensation Options”).  Each Compensation Option shall entitle the holder, subject to the terms and conditions set forth in this certificate or in a replacement certificate (in either case, this “Compensation Option Certificate”), to acquire from GeoGlobal Resources Inc. (the “Corporation”) one (1) fully paid and non-assessable common share of the Corporation (a “Share”) at any time commencing on the date hereof and continuing up to 5:00 p.m. (Toronto time) on June 20, 2009 (the “Time of Expiry”) on payment of U.S.$5.00 (the “Exercise Price”).

This Compensation Option Certificate also evidences one (1) right (each, a “Right”) for each Compensation Option evidenced hereby, each such Right entitling the holder to receive, for nominal consideration and without any further action by the holder, an additional 0.10 of one Compensation Share for each Compensation Share purchased by the holder if the Registration Statement is not filed with the United States Securities and Exchange Commission prior to 5:00 p.m. (Toronto time) on August 18, 2007 (the “Right Expiry Time”), and regardless of whether such Compensation Shares are purchased before or after the Right Expiry Time.  The Rights shall expire and be of no further force and effect if the Registration Statement is filed with the United States Securities and Exchange Commission prior to the Right Expiry Time.

The Compensation Options and the Rights are issued to the holder pursuant to the agency agreement (the “Agency Agreement”) dated June 20, 2007 between the Corporation and the holder and Jones, Gable & Company Limited.  Capitalized terms used herein without definition have the meanings ascribed thereto in the Agency Agreement.

For the purposes of this Compensation Option Certificate, the term “Shares” means common stock with par value of $0.001 in the capital of the Corporation as constituted on the date hereof; provided that, in the event of a change, subdivision, redivision, reduction, combination or consolidation thereof or any other adjustment under Section 2 hereof, or successive such changes, subdivisions, redivisions, reductions, combinations, consolidations or other adjustments, then, subject to the adjustments, if any, having been made in accordance with the provisions of this Compensation Option Certificate, “Shares” shall thereafter mean the shares, other securities or other property resulting from such change, subdivision, redivision, reduction, combination, consolidation or other adjustment.

1.	Exercise of Compensation Options.

(1)
Election to Purchase.  The rights evidenced by this Compensation Option Certificate may be exercised by the holder in whole or in part at any time commencing on the date hereof and continuing up to the Time of Expiry and in accordance with the provisions hereof by delivery of an election to exercise in substantially the form attached hereto as Exhibit “1” (“Election to Exercise”), properly completed and executed, together with payment of the Exercise Price for the number of Compensation Shares specified in the Election to Exercise at the office of the Corporation at 605 – 1st Street S.W., Suite 310, Calgary, Alberta  T2P 3S9, or such other address in Canada as may be notified in writing by the Corporation.  In the event that the rights evidenced by this Compensation Option Certificate are exercised in part, the Corporation shall, contemporaneously with the issuance of the Compensation Shares issuable on the exercise of the Compensation Options so exercised, issue to the holder a new Compensation Option Certificate on identical terms representing the balance of Compensation Options remaining exercisable by the holder.

(2)
Exercise.  The Corporation shall, on the date it receives a duly executed Election to Exercise and the Exercise Price for the number of Compensation Shares specified in the Election to Exercise (the “Exercise Date”), issue that number of Shares specified in the Election to Exercise as fully paid and non-assessable common shares in the capital of the Corporation.

(3)
Execution and Legends.  All Compensation Option Certificates shall be signed by an officer of the Corporation holding office at time of signing, or any successor or replacement person and, notwithstanding any change in any of the persons holding said offices between the time of actual signing and the delivery of the Compensation Option Certificate and notwithstanding that such officer signing may not have held office at the date of delivery of the Compensation Option Certificate, the Compensation Option Certificate so signed shall be valid and binding upon the Corporation and the holder shall be entitled to the benefits of this certificate.

Until such time as the same is no longer required under applicable requirements of the U.S. Securities Act or applicable state securities laws, the Compensation Option Certificates, and all certificates issued in exchange therefore or in substitution thereof, shall bear a legend in substantially the form set forth below:

THE COMPENSATION OPTIONS AND RIGHTS EVIDENCED HEREBY ARE NOT TRANSFERABLE.  THE SECURITIES ISSUABLE UPON EXERCISE HEREOF ARE SECURITIES OF A UNITED STATES DOMESTIC ISSUER AND HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”).  THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE CORPORATION THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (C) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH REGULATION S (RULE 901 THROUGH RULE 905, AND PRELIMINARY NOTES) UNDER THE SECURITIES ACT.  THE COMPENSATION OPTIONS AND RIGHTS EVIDENCED HEREBY MAY NOT BE EXERCISED BY OR ON BEHALF OF ANY U.S. PERSON UNLESS REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.  AS USED HEREIN, THE TERMS “UNITED STATES” AND “U.S. PERSON” HAVE THE MEANINGS ASCRIBED TO THEM IN REGULATION S UNDER THE SECURITIES ACT.  HEDGING TRANSACTIONS INVOLVING SUCH SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

Until such time as the same is no longer required under applicable requirements of the U.S. Securities Act or applicable state securities laws, the certificates representing the Shares, and all certificates issued in exchange therefore or in substitution thereof, shall bear a legend in substantially the form set forth below:

THE SECURITIES REPRESENTED HEREBY ARE SECURITIES OF A UNITED STATES DOMESTIC ISSUER AND HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”).  THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE CORPORATION THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (C) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH REGULATION S (RULE 901 THROUGH RULE 905, AND PRELIMINARY NOTES) UNDER THE SECURITIES ACT OR (D) WITHIN THE UNITED STATES PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS.  DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE GOOD DELIVERY IN SETTLEMENT OF TRANSACTIONS.  HEDGING TRANSACTIONS INVOLVING SUCH SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

Additionally, until the expiry of the applicable hold period under Canadian securities laws, the certificates representing the Shares, and all certificates issued in exchange therefore or in substitution thereof, shall bear a legend in substantially the form set forth below:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE OCTOBER 21, 2007.”

(4)
Certificates.  As promptly as practicable after the Exercise Date and, in any event, within three (3) business days of receipt of the Election to Exercise, the Corporation shall issue and deliver, or cause to be issued and delivered, to the holder, registered in such name or names as the holder may direct or if no such direction has been given, in the name of the holder, certificates for the number of Shares specified in the Election to Exercise.  To the extent permitted by law, such exercise shall be deemed to have been effected as of the close of business on the Exercise Date, and at such time the rights of the holder with respect to the number of Compensation Options which have been exercised as such shall cease, and the person or persons in whose name or names any certificate or certificates for Shares shall then be issuable upon such exercise shall be deemed to have become the holder or holders of record of the Shares represented thereby.

(5)
Fractional Shares.  To the extent that the holder of a Compensation Option is entitled to receive on the exercise or partial exercise thereof a fraction of a Share, such right may only be exercised in respect of such fraction in combination with another Compensation Option or other Compensation Options which in the aggregate entitle the holder to receive a whole number of Shares.  If a holder is not able to, or elects not to, combine Compensation Options so as to be entitled to acquire a whole number of Shares, the Corporation will, in lieu of delivering the fractional Share, satisfy the right to receive such fractional interest by payment to the holder of an amount in cash equal (computed in the case of a fraction of a cent to the next lower cent) to the value of the right to acquire such fractional interest on the basis of the Current Market Price of the Shares on the date of exercise.

2.	Anti-Dilution Protection.

(1)
Definitions.  For the purposes of this Section 2, unless there is something in the subject matter or context inconsistent therewith, the words and terms defined below shall have the respective meanings specified therefor in this subsection:

(a)	“Adjustment Period” means the period commencing on the date hereof and ending at the Time of Expiry;

(b)
“Current Market Price” at any date, means the weighted average of the sale prices per Share at which the Shares have traded on the AMEX, or, if the Shares in respect of which a determination of current market price is being made are not listed thereon, on such stock exchange on which such shares are listed as may be selected for such purpose by the directors, or, if the Shares are not listed on any stock exchange, then on the over-the-counter market, for any 20 consecutive trading days selected by the Corporation commencing not later than 30 trading days and ending no later than 5 trading days before such date; provided, however, if such Shares are not traded during such 30 day period for at least 20 consecutive trading days, the simple average of the following prices established for each of 20 consecutive trading days selected by the Corporation commencing not later than 30 trading days before such date:

(i)	the average of the bid and ask prices for each day on which there was no trading, and

(ii)	the closing price of the Shares for each day that there was trading,

(iii)
or in the event that at any date the Shares are not listed on any exchange or on the over-the-counter market, the current market price shall be as determined by the directors or such firm of independent chartered accountants as may be selected by the directors acting reasonably and in good faith in their sole discretion; for these purposes, the weighted average price for any period shall be determined by dividing the aggregate sale prices during such period by the total number of Shares sold during such period;

(c)
“director” means a director of the Corporation for the time being and, unless otherwise specified herein, a reference to action “by the directors” means action by the directors of the Corporation as a board or, whenever empowered, action by the executive committee of such board; and

(d)	“trading day” with respect to a stock exchange or over-the-counter market means a day on which such stock exchange or market is open for business.

(2)
Adjustments.  The Exercise Price and the number of Shares issuable to the holder upon exercise of the Compensation Options shall be subject to adjustment from time to time in the events and in the manner provided as follows:

(a)	If at any time during the Adjustment Period the Corporation shall:

(i)	fix a record date for the issue of, or issue, Shares to the holders of all or substantially all of the outstanding Shares by way of a stock dividend;

(ii)	fix a record date for the distribution to, or make a distribution to, the holders of all or substantially all of the Shares payable in Shares or securities exchangeable for or convertible into Shares;

(iii)	subdivide the outstanding Shares into a greater number of Shares; or

(iv)	consolidate the outstanding Shares into a lesser number of Shares;

(any of such events in subclauses (i), (ii), (iii) and (iv) above being herein called a “Common Share Reorganization”), the Exercise Price shall be adjusted on the earlier of the record date on which holders of Shares are determined for the purposes of the Common Share Reorganization and the effective date of the Common Share Reorganization to the amount determined by multiplying the Exercise Price in effect immediately prior to such record date or effective date, as the case may be, by a fraction:

(A)	the numerator of which shall be the number of Shares outstanding on such record date or effective date before giving effect to such Common Share Reorganization; and

(B)
the denominator of which shall be the number of Shares which will be outstanding immediately after giving effect to such Common Share Reorganization (including in the case of a distribution of securities exchangeable for or convertible into Shares the number of Shares that would be outstanding had such securities all been exchanged for or converted into Shares on such date).

To the extent that any adjustment in the Exercise Price occurs pursuant to this clause 2(2)(a) as a result of the fixing by the Corporation of a record date for the distribution of securities exchangeable for or convertible into Shares, the Exercise Price shall be readjusted immediately after the expiry of any relevant exchange or conversion right to the Exercise Price which would then be in effect based upon the number of Shares actually issued and remaining issuable after such expiry and shall be further readjusted in such manner upon the expiry of any further such right.

(b)
If at any time during the Adjustment Period the Corporation shall fix a record date for the issue or distribution to the holders of all or substantially all of the outstanding Shares, of rights, options or warrants pursuant to which such holders are entitled, during a period expiring not more than forty-five (45) days after the record date for such issue (such period being the “Rights Period”), to subscribe for or purchase Shares or securities exchangeable for or convertible into Shares at a price per share (or in the case of securities exchangeable for or convertible into Shares at an exchange or conversion price per share at the date of issue of such securities) of less than ninety-five percent (95%) of the Current Market Price of the Shares on such record date (any of such events being herein called a “Rights Offering”), the Exercise Price shall be adjusted effective immediately after the record date for the Rights Offering to the amount determined by multiplying the Exercise Price in effect on such record date by a fraction:

(i)	the numerator of which shall be the aggregate of

(A)	the number of Shares outstanding on the record date for the Rights Offering; and

(B)	the quotient determined by dividing

(I)
either (a) the product of the number of Shares offered during the Rights Period pursuant to the Rights Offering and the price at which such Shares are offered, or, (b) the product of the exchange or conversion price of the securities so offered and the number of Shares for or into which the securities offered pursuant to the Rights Offering may be exchanged or converted, as the case may be, by

(II)	the Current Market Price as of the record date for the Rights Offering; and

(ii)
the denominator of which shall be the aggregate of the number of Shares outstanding on such record date and the number of Shares offered pursuant to the Rights Offering (including in the case of the issue or distribution of securities exchangeable for or convertible into Shares the number of Shares for or into which such securities may be exchanged or converted).

If by the terms of the rights, options, or warrants referred to in this clause 2(2)(b), there is more than one purchase, conversion or exchange price per Share, the aggregate price of the total number of additional Shares offered for subscription or purchase, or the aggregate conversion or exchange price of the convertible or exchangeable securities so offered, shall be calculated for purposes of the adjustment on the basis of the lowest purchase, conversion or exchange price per Share, as the case may be.  Any Shares owned by or held for the account of the Corporation shall be deemed not to be outstanding for the purpose of any such calculation.  To the extent that any adjustment in the Exercise Price occurs pursuant to this clause 2(2)(b) as a result of the fixing by the Corporation of a record date for the issue or distribution of rights, options or warrants referred to in this clause 2(2)(b), the Exercise Price shall be readjusted immediately after the expiry of any relevant exchange, conversion or exercise right to the Exercise Price which would then be in effect based upon the number of Shares actually issued and remaining issuable after such expiry and shall be further readjusted in such manner upon the expiry of any further such right.

(c)	If at any time during the Adjustment Period the Corporation shall fix a record date for the issue or distribution to the holders of all or substantially all of the outstanding Shares of:

(i)	shares of the Corporation of any class other than Shares;

(ii)
rights, options or warrants to acquire Shares or securities exchangeable for or convertible into Shares (other than rights, options or warrants pursuant to which holders of Shares are entitled, during a period expiring not more than forty-five (45) days after the record date for such issue, to subscribe for or purchase Shares at a price per Share (or in the case of securities exchangeable for or convertible into Shares at an exchange or conversion price per share at the date of issue of such securities) of at least ninety-five percent (95%) of the Current Market Price of the Shares on such record date);

(iii)	evidences of indebtedness of the Corporation; or

(iv)	any property or assets of the Corporation;

and if such issue or distribution does not constitute a Common Share Reorganization or a Rights Offering (any of such non-excluded events being herein called a “Special Distribution”), the Exercise Price shall be adjusted effective immediately after the record date for the Special Distribution to the amount determined by multiplying the Exercise Price in effect on the record date for the Special Distribution by a fraction:

(A)	the numerator of which shall be the difference between

(I)	the product of the number of Shares outstanding on such record date and the Current Market Price on such record date, and

(II)
the fair value, as determined by the directors of the Corporation, to the holders of the Shares of the shares, rights, options, warrants, evidences of indebtedness or property or assets to be issued or distributed in the Special Distribution, and

(B)	the denominator of which shall be the product obtained by multiplying the number of Shares outstanding on such record date by the Current Market Price on such record date.

Any Shares owned by or held for the account of the Corporation shall be deemed not to be outstanding for the purpose of such calculation.  To the extent that any adjustment in the Exercise Price occurs pursuant to this clause 2(2)(c) as a result of the fixing by the Corporation of a record date for the issue or distribution of rights, options or warrants to acquire Shares or securities exchangeable for or convertible into Shares referred to in this clause 2(2)(c), the Exercise Price shall be readjusted immediately after the expiry of any relevant exercise, exchange or conversion right to the amount which would then be in effect if the fair market value had been determined on the basis of the number of Shares issued and remaining issuable immediately after such expiry, and shall be further readjusted in such manner upon the expiry of any further such right.

(d)	If at any time during the Adjustment Period there shall occur:

(i)
a reclassification or redesignation of the Shares, any change of the Shares into other shares or securities or any other capital reorganization involving the Shares, other than a Common Share Reorganization;

(ii)
a consolidation, amalgamation or merger of the Corporation with or into any other body corporate which results in a reclassification or redesignation of the Shares or a change of the Shares into other shares or securities; or

(iii)	the transfer of the undertaking or assets of the Corporation as an entirety or substantially as an entirety to another corporation or entity;

(any of such events being herein called a “Capital Reorganization”), after the effective date of the Capital Reorganization the holder shall be entitled to receive, and shall accept, for the same aggregate consideration, upon exercise of the Compensation Options, in lieu of the number of Shares to which the holder was theretofore entitled upon the exercise of the Compensation Options, the kind and aggregate number of shares and other securities or property resulting from the Capital Reorganization which the holder would have been entitled to receive as a result of the Capital Reorganization if, on the effective date thereof, the holder had been the registered holder of the number of Shares to which the holder was theretofore entitled to purchase or receive upon the exercise of the Compensation Options.  If necessary, as a result of any Capital Reorganization, appropriate adjustments shall be made in the application of the provisions of this Compensation Option Certificate with respect to the rights and interest thereafter of the holder to the end that the provisions of this Compensation Option Certificate shall thereafter correspondingly be made applicable as nearly as may reasonably be possible in relation to any shares or other securities or property thereafter deliverable upon the exercise of this Compensation Option Certificate.

(e)
If at any time during the Adjustment Period any adjustment or readjustment in the Exercise Price shall occur pursuant to the provisions of clauses 2(2)(a), (b) or (c) hereof, then the number of Shares purchasable upon the subsequent exercise of these Compensation Options shall be simultaneously adjusted or readjusted, as the case may be, by multiplying the number of Shares purchasable upon the exercise of the Compensation Options immediately prior to such adjustment or readjustment by a fraction which shall be the reciprocal of the fraction used in the adjustment or readjustment of the Exercise Price.

(3)	Rules. The following rules and procedures shall be applicable to adjustments made pursuant to subsection 2(2) of this Compensation Option Certificate.

(a)	Subject to the following provisions of this subsection 2(3), any adjustment made pursuant to subsection 2(2) hereof shall be made successively whenever an event referred to herein shall occur.

(b)
No adjustment in the Exercise Price shall be required unless the adjustment would result in a change of at least one per cent (1%) in the Exercise Price then in effect and no adjustment shall be made in the number of Shares purchasable or issuable on the exercise of the Compensation Options unless it would result in a change of at least one one-hundredth (1/100) of a Share; provided, however, that any adjustments which except for the provisions of this clause 2(3)(b) would otherwise have been required to be made shall be carried forward and taken into account in any subsequent adjustment.  Notwithstanding any other provision of subsection 2(2) of this Compensation Option Certificate, no adjustment of the Exercise Price shall be made which would result in an increase in the Exercise Price or a decrease in the number of Shares issuable upon the exercise of the Compensation Options (except in respect of a consolidation of the outstanding Shares).

(c)
If at any time during the Adjustment Period the Corporation shall take any action affecting the Shares, other than an action or an event described in subsection 2(2) hereof, which would have a material adverse effect upon the rights of the holder under this Compensation Option Certificate, the Exercise Price and/or the number of Shares purchasable under this Compensation Option Certificate shall be adjusted in such manner and at such time as the directors may determine to be equitable in the circumstances.

(d)
No adjustment in the Exercise Price or in the number or kind of securities purchasable on the exercise of this Compensation Option shall be made in respect of any event described in Section 2 hereof if the holder is entitled to participate in such event on the same terms mutatis mutandis as if the holder had exercised the Compensation Options prior to or on the record date or effective date, as the case may be, of such event.

(e)
If the Corporation sets a record date to determine holders of Shares for the purpose of entitling such holders to receive any dividend or distribution or any subscription or purchase rights and shall thereafter and before the distribution to such holders of any such dividend, distribution or subscription or purchase rights legally abandon its plan to pay or deliver such dividend, distribution or subscription or purchase rights, no adjustment in the Exercise Price or the number of Shares purchasable upon the exercise of the Compensation Options shall be required by reason of the setting of such record date.

(f)
In any case in which this Compensation Option Certificate shall require that an adjustment shall become effective immediately after a record date for an event referred to in subsection 2(2) hereof, the Corporation may defer, until the occurrence of such event:

(i)
issuing to the holder, to the extent that the Compensation Options are exercised after such record date and before the occurrence of such event, the additional Shares issuable upon such exercise by reason of the adjustment required by such event; and

(ii)	delivering to the holder any distribution declared with respect to such additional Shares after such record date and before such event;

provided, however, that the Corporation shall deliver to the holder an appropriate instrument evidencing the right of the holder, upon the occurrence of the event requiring the adjustment, to an adjustment in the Exercise Price or the number of Shares purchasable upon the exercise of the Compensation Options and to such distribution declared with respect to any such additional Shares issuable on this exercise of the Compensation Options.

(g)
If a dispute shall at any time arise with respect to any adjustment of the Exercise Price or the number of Shares purchasable pursuant to this Compensation Option Certificate, such dispute shall be conclusively determined by the auditors of the Corporation or if they are unable or unwilling to act by such other firm of independent chartered accountants as may be selected by the directors.

(4)
Taking of Actions.  As a condition precedent to the taking of any action which would require an adjustment pursuant to subsection 2(2) hereof, the Corporation shall take any action which may, in the opinion of counsel, be necessary in order that the Corporation may validly and legally issue as fully paid and non-assessable shares all of the Unit Shares which the holder is entitled to receive in accordance with the provisions of this Compensation Option Certificate.

(5)
Notice.  At least twenty-one (21) days prior to any record date or effective date, as the case may be, for any event which requires or might require an adjustment in any of the rights of the holder under this Compensation Option Certificate, including the Exercise Price and the number of Shares which are purchasable under this Compensation Option Certificate, the Corporation shall deliver to the holder a certificate of the Corporation specifying the particulars of such event and, if determinable, the required adjustment and the calculation of such adjustment.  In case any adjustment for which a notice under this subsection 2(5) has been given is not then determinable, the Corporation shall promptly after such adjustment is determinable deliver to the holder a certificate providing the calculation of such adjustment.  The Corporation hereby covenants and agrees that the register of transfers and share transfer books for the Shares will be open, and that the Corporation will not take any action which might deprive the holder of the opportunity of exercising the rights of subscription contained in this Compensation Option Certificate, during such twenty-one (21) day period.

3.	Covenants of the Corporation.

The Corporation covenants that it will at all times while any Compensation Options remain outstanding, maintain its corporate existence and carry on and conduct its business in a proper and business-like manner and cause to be kept in proper books of account in accordance with generally accepted accounting practice.  The Corporation represents that it is authorized to create and issue the Compensation Options, the Rights and the Shares issuable upon exercise of the Compensation Options.  The Corporation will at all times keep available, and reserve, out of its authorized Shares, solely for the purpose of issue upon the exercise of the Compensation Options, such number of Shares as are then issuable upon the exercise of the Compensation Options.  The Corporation covenants that it will cause the Shares from time to time subscribed and paid for pursuant to the exercise of the Compensation Options in the manner herein provided and the certificates representing such Shares to be duly issued and delivered in accordance with the Compensation Options and the terms hereof.  The Corporation covenants that all Shares that shall be issued upon exercise of the right to purchase provided for herein and, upon payment of the Exercise Price, shall be issued as fully paid and non-assessable.  The Corporation covenants that it will use its commercially reasonable efforts to maintain the trading of the Shares on the AMEX while any Compensation Options remain outstanding.  The Corporation covenants that it will use its commercially reasonable efforts to maintain its status as a reporting issuer or equivalent not in default, and not be in default in any material respect of the applicable requirements of, the applicable securities laws of the provinces of British Columbia, Alberta, Ontario and Québec and shall continue to have a class of equity securities registered under Section 12(b) under the United States Securities Exchange Act of 1934, as amended, and file all required periodic and other reports and schedules pursuant thereto so long as any Compensation Options remain outstanding.  The Corporation covenants that if, in the opinion of outside counsel, any instrument is required to be filed with, or any permission, order or ruling is required to be obtained from any securities administrator, regulatory agency or governmental authority in Canada or the United States or any other step is required under any Canadian federal or provincial law before the Shares underlying the Compensation Options may be issued or delivered, the Corporation will use its commercially reasonable efforts to file such instrument, obtain such permission, order or ruling or take all such other actions, at its expense, as are required.  The Corporation covenants that it will perform all its covenants and carry out all of the acts or things to be done by it as provided in this Compensation Option Certificate.  The Corporation hereby represents and warrants that this Compensation Option Certificate is a valid and enforceable obligation of the Corporation, enforceable in accordance with the provisions hereof.  The Corporation has entered into a registration rights agreement dated June 20, 2007 with the holder and Jones, Gable & Company Limited, containing certain covenants and agreements of the Corporation for the benefit of the holder, among others, to, among other things, file with and, thereafter, use its best efforts to have declared effective by the United States Securities and Exchange Commission, the Registration Statement under the U.S. Securities Act with respect to the Shares issuable on the exercise of the Compensation Options, among other securities.

4.           United States Restrictions.

The Compensation Options and the Shares issuable upon exercise of the Compensation Options have not been registered under the U.S. Securities Act or any state securities laws and the Compensation Options may not be exercised in the United States or by or on behalf of a U.S. Person (as defined in Regulation S under the U.S. Securities Act).

5.           Transferability.

The Compensation Options evidenced hereby are non-assignable, non-transferable and non-negotiable and may not be exercised by or for the benefit of any person other than the holder.  The holder further acknowledges that the Shares issuable upon exercise of the Compensation Options may be offered, sold or otherwise transferred only in compliance with all applicable securities laws.

6.           Replacement.

Upon receipt of evidence satisfactory to the Corporation of the loss, theft, destruction or mutilation of this Compensation Option Certificate and, if requested by the Corporation, upon delivery of a bond of indemnity satisfactory to the Corporation (or, in the case of mutilation, upon surrender of this Compensation Option Certificate), the Corporation will issue to the holder a replacement certificate (containing the same terms and conditions as this Compensation Option Certificate).

7.           Expiry Date.

Unless exercised prior thereto in accordance with the terms hereof, the Compensation Options shall expire and all rights to purchase Shares hereunder (excluding, for greater certainty, the Rights which shall expire at the Right Expiry Time) shall cease and become null and void at 5:00 p.m. (Toronto time) on June 20, 2009.

8.           Time.

Time shall be of the essence of this Compensation Option Certificate.

9.           Governing Law.

The laws of the Province of Ontario and the laws of Canada applicable therein shall govern the Compensation Options.

10.           Successor.

The Corporation shall not enter into any transaction whereby all or substantially all of its undertaking, property and assets would become the property of any other corporation (herein called a “successor corporation”) whether by way of reorganization, reconstruction, consolidation, amalgamation, merger, transfer, sale, disposition or otherwise, unless prior to or contemporaneously with the consummation of such transaction the Corporation and the successor corporation shall have executed such instruments and done such things as, in the opinion of counsel to the holder, are necessary or advisable to establish that upon the consummation of such transaction:

(a)	the successor corporation will have assumed all the covenants and obligations of the Corporation under this Compensation Option Certificate, and

(b)
the Compensation Options will be a valid and binding obligation of the successor corporation entitling the holder, as against the successor corporation, to all the rights of the holder under this Compensation Option Certificate.

Whenever the conditions of this Section 10 shall have been duly observed and performed, the successor corporation shall possess, and from time to time may exercise, each and every right and power of the Corporation under this Compensation Option Certificate in the name of the Corporation or otherwise and any act or proceeding by any provision hereof required to be done or performed by any director or officer of the Corporation may be done and performed with like force and effect by the like directors or officers of the successor corporation.

11.           General.

This Compensation Option Certificate is not valid for any purpose whatsoever unless and until it has been signed by or on behalf of the Corporation.  The holding of the Compensation Options evidenced by this Compensation Option Certificate shall not constitute the holder a shareholder of the Corporation or entitle the holder to any right or interest in respect thereof except as expressly provided in this Compensation Option Certificate.

IN WITNESS WHEREOF the Corporation has caused this Compensation Option Certificate to be signed by its duly authorized officer.

DATED as of the 20th day of June, 2007.

GEOGLOBAL RESOURCES INC.
Per:	/s/ Allan J. Kent
Name: Allan J. Kent
Title: Executive VP and CFO

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EXHIBIT 1
ELECTION TO EXERCISE

TO:           GEOGLOBAL RESOURCES INC.

The undersigned hereby irrevocably elects to exercise the number of Compensation Options of GeoGlobal Resources Inc. set out below for the number of Shares (or other property or securities subject thereto) as set forth below:

(a)	Number of Compensation Options to be Exercised:
(b)	Number of Shares to be Acquired:
(c)	Exercise Price per Compensation Option:	U.S.$5.00
(d)	Aggregate Purchase Price [(b) multiplied by (c)]:	$

and hereby tenders a certified cheque, bank draft or cash for such aggregate purchase price, and directs that the Shares be registered and certificates therefor be issued as directed below.

The undersigned represents that it is not in the United States or a “U.S. person” (as defined in Regulation S under the United States Securities Act of 1933, as amended), is not exercising this Compensation Option on behalf of a U.S. person and did not execute or deliver this Election to Exercise in the United States.

DATED this                                           day of                                           , 200                      .

Per:

Direction as to Registration

Name of Registered Holder:

Address of Registered Holder:

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